Exhibit o.2

                             FIRST AMENDMENT TO THE
                AMENDED AND RESTATED PLAN PURSUANT TO RULE 18f-3

                                  PHOENIX FUNDS
                                  (the "Funds")

                             FIRST AMENDMENT TO THE
                AMENDED AND RESTATED PLAN PURSUANT TO RULE 18f-3
                                    under the
                         INVESTMENT COMPANY ACT OF 1940


That certain Amended and Restated Plan Pursuant to Rule 18f-3 under the Investment Company Act of 1940 duly adopted by the Board of Directors/Trustees of the Funds on November 17, 1999, is hereby amended as follows:

     The Board of Directors/Trustees has granted authority for the following additional Fund to issue Class C Shares:

         Phoenix Strategic Equity Series Fund: Phoenix-Seneca Equity Opportunities Fund

     Additionally, the Board of Directors/Trustees has granted authority for the following Funds to issue Class X Shares:

         Phoenix Multi-Portfolio Fund: Phoenix-Seneca Tax Sensitive Growth Fund Phoenix Strategic Equity Series Fund: Phoenix-Seneca Equity
           Opportunities Fund


     Accordingly, Schedule A is amended as attached hereto.

         This Amendment was approved by the Board of Directors/Trustees at a meeting held on February 24, 2000.

                                       /s/ Pamela S. Sinofsky
                                       -----------------------------------
                                       Assistant Secretary


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                                   SCHEDULE A
                        (Updated as of February 25, 2000)

                                                                    Class A      Class B      Class C     Class X
                                                                    -------      -------      -------     -------

PHOENIX-GOODWIN CALIFORNIA TAX-EXEMPT BONDS, INC.                      X            X           -

PHOENIX EQUITY SERIES FUND:
   PHOENIX-DUFF & PHELPS CORE EQUITY FUND                              X            X           X
   PHOENIX-OAKHURST GROWTH AND INCOME FUND                             X            X           X

PHOENIX-OAKHURST INCOME AND GROWTH FUND                                X            X           X

PHOENIX INVESTMENT TRUST 97:
   PHOENIX-HOLLISTER SMALL CAP VALUE FUND                              X            X           X
   PHOENIX-HOLLISTER VALUE EQUITY FUND                                 X            X           X

PHOENIX MULTI-PORTFOLIO FUND:
   PHOENIX-GOODWIN EMERGING MARKETS BOND FUND                          X            X           X
   PHOENIX-ABERDEEN INTERNATIONAL FUND                                 X            X           X
   PHOENIX-SENECA MID-CAP FUND                                         X            X           -
   PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES FUND                   X            X           -
   PHOENIX-GOODWIN TAX-EXEMPT BOND FUND                                X            X           -
   PHOENIX-SENECA TAX SENSITIVE GROWTH FUND                            X            X           X           X

PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME FUND, INC.                   X            X           X

PHOENIX GOODWIN MULTI-SECTOR SHORT TERM BOND FUND                      X            X           X

PHOENIX SERIES FUND:
   PHOENIX-ENGEMANN AGGRESSIVE GROWTH FUND                             X            X           -
   PHOENIX-OAKHURST BALANCED FUND                                      X            X           -
   PHOENIX-ENGEMANN CAPITAL GROWTH FUND                                X            X           -
   PHOENIX-GOODWIN HIGH YIELD FUND                                     X            X           X
   PHOENIX-GOODWIN MONEY MARKET FUND                                   X            X           X
   PHOENIX-DUFF & PHELPS CORE BOND FUND                                X            X           X

PHOENIX STRATEGIC EQUITY SERIES FUND:
   PHOENIX-SENECA EQUITY OPPORTUNITIES FUND                            X            X           X           X
   PHOENIX-ENGEMANN SMALL CAP FUND                                     X            X           -
   PHOENIX-SENECA STRATEGIC THEME FUND                                 X            X           X

PHOENIX-OAKHURST STRATEGIC ALLOCATION FUND, INC.                       X            X           -

PHOENIX-ABERDEEN WORLDWIDE OPPORTUNITIES FUND                          X            X           X